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                      CONSENT OF INDEPENDENT AUDITORS

          We consent to the use in this Amendment No. 1 to Registration Statement No. 79871 on Form S-6 of our report dated June 30, 1999, appear-ing in the Prospectus, which is part of this Registration Statement. We consent to the reference to our Firm as experts under the heading "Auditors" in the Prospectus which is a part of this Registration State-ment.

                                   Deloitte & Touche LLP
                                   Deloitte & Touche LLP


June 30, 1999
New York, New York